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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 1995

                         MARQUEST MEDICAL PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          COLORADO                 0-11484                  84-0785259
     (STATE OF              (COMMISSION FILE NO.)        (I.R.S EMPLOYER
    INCORPORATION)                                       IDENTIFICATION NO.)

                            11039 EAST LANSING CIRCLE
                            ENGLEWOOD, COLORADO 80112
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (303) 790-4835
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                   Page 1 of 5
                             Exhibit Index on Page 3


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ITEM 5.   OTHER MATTERS.

On February 27, 1995, Marquest Medical Products, Inc. issued a press release announcing that James E. Brands, Robert D. Tucker and Denise C. Demick have resigned as board members and Mr. Brands and Ms. Demick resigned as Chairman and Chief Executive Officer and as Secretary, respectively, effective February 24, 1995.

Robert P. Scherer, Jr. has been appointed as Chairman and Chief Executive Officer and Margaret Von der Schmidt, the current Chief Financial Officer, has been appointed Secretary. The Board of Directors elected Steven Lukas, Sr., Kenneth H. Robertson and Robert P. Scherer, Jr. ad Directors to replace the resigning directors. William J. Thompson continues to serve as President and Chief Operating Officer and is a Director of the company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

          28   Press Release dated February 27, 1995.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                              MARQUEST MEDICAL PRODUCTS, INC.

Dated: February 27, 1995      By:  /s/ Margaret Von der Schmidt
                                      -------------------------------
                                      Margaret Von der Schmidt
                                      Vice President - Finance, Chief Financial
                                      Officer and Secretary



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                                  EXHIBIT INDEX

Exhibit No.                     Document                            Page No.
- -----------                     --------                            --------
28                    Press Release dated February 27, 1995             4





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